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                                                                    Exhibit 23


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Selected Financial Data" and to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-16095) pertaining to the Advanced Micro Devices, Inc. 1987 Restricted Stock Award Plan, in the Registration Statement on Form S-8 (No. 33-39747) pertaining to the Advanced Micro Devices, Inc. 1991 Employee Stock Purchase Plan, in the Registration Statements on Form S-8 (Nos. 33-10319, 33-36596 and 33-46578) pertaining to the Advanced Micro Devices, Inc. 1982 and 1986 Stock Option Plans and the 1980 and 1986 Stock Appreciation Rights Plans, in the Registration Statements on Form S-8 (Nos. 33-46577 and 33-55107) pertaining to the Advanced Micro Devices Inc. 1992 Stock Incentive Plan, in the Registration Statement on Form S-8 (No. 333-00969) pertaining to the Advanced Micro Devices, Inc. 1991 Employee Stock Purchase Plan and to the 1995 Stock Plan of NexGen, Inc., in the Registration Statement on Form S-8 (No. 333-04797) pertaining to the Advanced Micro Devices Inc. 1996 Stock Incentive Plan, in Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 33-95888) pertaining to the 1995 Stock Plan of NexGen, Inc. and the NexGen, Inc. 1987 Employee Stock Plan, in Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 33-92688) pertaining to the 1995 Employee Stock Purchase Plan of NexGen, Inc., in Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Forms S-4 (No. 33-64911) pertaining to the 1995 Employee Stock Purchase Plan of NexGen, Inc., the 1995 Stock Plan of NexGen, Inc. and the NexGen, Inc. 1987 Employee Stock Plan, and in Post-Effective Amendment No. 2 on Form S-3 to the Registration Statement on Form
S-4 (No. 33-64911) pertaining to common stock issuable to certain warrantholders, of our report dated January 9, 1998, with respect to the consolidated financial statements and schedule of Advanced Micro Devices, Inc. included in this Annual Report (Form 10-K/A) for the year ended December 28, 1997.



                                    /s/ ERNST & YOUNG LLP


San Jose, California
April 16, 1998